                                                               EXHIBIT 10.12

                                 LEASE SUMMARY
                            (770 Airport Boulevard)

BUILDING:       770 Airport Boulevard (currently the Purdy Building)

PREMISES:       Approximately 25,578 square feet

TENANT:         The Gymboree Corporation

TERM:           Three (3) years with one five year option

                Initial Term: December 1, 1996 - November 30, 1999 (700 Airport Lease expires September 30, 1998)

                Early Entry: October 1, 1996 - November 30, 1996 (no rent)


OPTION AND REQUIRED EXTENSIONS:

A. Tenant has an option to extend the lease for 1 full five year period beginning December 1, 1999 and expiring November 30, 2004; or

B. If Gymboree exercises its option to renew at 700 Airport Boulevard, Gymboree must and will be required to renew at 770 Airport Boulevard for a period which will be less than five years -- beginning December 1, 1999 and expiring September 30, 2003 (which will make both lease terms coterminous and expire September 30, 2003).

C. If Gymboree extends its lease at 700 Airport Boulevard (rather than exercise its option) for a period beyond 770 lease expiration date (November 30, 1999), Gymboree must and will be required to extend the 770 lease for same period so both lease terms are coterminous. Any required extension on the 770 lease will be for no longer than November 30, 2004.

Rent Credit (with option thru November 30, 2004 (60 MO): $125,000.00
If the full five year option is exercised, Landlord will reimburse Gymboree $125,000.00 for its original tenant improvements. Reimbursement will be in the form of a rent credit to be taken beginning on first day of option period until fully recaptured.

Rent Credit (with required lease extension thru September 30, 2003 (46 MO):
$95,000.00
If there is a less than five full year lease renewal, Landlord will reimburse Gymboree $95,000.00 for its original tenant improvements. Reimbursement will be in the form of a rent credit to be taken beginning on first day of option period until fully recaptured.

Rent Credit (with required lease extension through date TBD): NONE

X-Reference 700 Airport Boulevard Lease: 700 Airport Boulevard Lease expires September 30, 1998. Gymboree has 1 five year option to renew which would extend lease through September 30, 2003. Tenant must exercise option by giving notice not later than 180 days = March 1, 1998. Rental rate to be FMV as agreed upon by the parties.

------------------------------------------------------------------------------
Internal Calendar Dates:  1st calendar date October 1, 1997 (budget and notify
                          Jim Curley)
                          2nd calendar date January 1, 1998
                          3rd calendar date February 1, 1998
                          NOTICE TO BOTH LLs BY March 1, 1998
------------------------------------------------------------------------------

RENT:

INITIAL TERM:

December 1, 1996 - November 30, 1997 Calculated at a rate of $0.65 PSF per month
                                $198,000/YR     $16,500/MO ("First Year's Rent")

December 1, 1997 - November 30, 1998 First Years Rent as increased by CPI with a minimum increase of 3% and a maximum increase of 5% ("Second Year's Rent")

December 1, 1998 - November 30, 1999 Second Year's Rent as increased by CPI with a minimum increase of 3% and a maximum increase of 5%

OPTION TERM:

December 1, 1999 - November 30, 2004 Calculated at a rate of $0.95 PSF per month
                                $291,589.00/YR  $24,299/MO

Thereafter, Rent shall be increased each year by application of CPI with a minimum increase of 3% and a maximum increase of 5%.

*Rent same rate for less than 5 year option and/or an automatic renewal


TRIPLE NET EXPENSES/ADDITIONAL RENT:

Gymboree will pay LL property taxes and property insurance monthly (estimates to be reconciled by LL year end). Property taxes and insurance estimated to be $0.068 PSF per month or $1,739/MO.

Gymboree will arrange for and pay for all sewer, water, telephone, utilities, garbage, all HVAC costs, window washing, and all outside landscaping maintenance costs, and any other costs related to services in the premises and keeping the exterior areas including the parking lot maintained and in good order.

ASSIGNMENT - Gymboree can assign/sublet to subsidiary or affiliate without LL's prior consent. If assignment to an unrelated third party, Gymboree must obtain LL prior consent, which consent cannot be unreasonably withheld. If Gymboree gets "excess" rent from assignee/sublessee, excess split 25%LL/75% Gymboree.

BUILDING SIGN: Gymboree can remove Purdy Building sign or signs and replace with Gymboree sign--subject to LL approval not to be unreasonably withheld

RENT PAYMENT ADDRESS:

Burlingame Shore Investments
2151 Irving Street, Room 201
San Francisco, CA 94122
ATTN: Martin Lin, General Partner

SECURITY DEPOSIT: $16,500.00

                                  OFFICE LEASE


                      dated this 11th day of October 1996


                                 by and between

                         BURLINGAME SHORE INVESTMENTS,
           a California General Partnership, as landlord ("Landlord")

                                      and

                            THE GYMBOREE CORPORATION
                  a Delaware corporation, as tenant ("Tenant")


                          for the Premises located at

                             770 Airport Boulevard
                             Burlingame, California

                                 LEASE SUMMARY

This page is for the convenience of the parties and summarizes the principal terms of the lease. It is not part of the lease and does not alter or define any of the terms of the lease.

BUILDING: The building in which the Premises are located is 770 Airport Boulevard, in the City of Burlingame, State of California.

PREMISES: Tenant is the single tenant in the Building and the Premises consists of approximately 25,578 square feet as outlined in Exhibit A.

TENANT: The Tenant is The Gymboree Corporation, a Delaware corporation.

TERM: Three (3) years beginning December 1, 1996 and expiring November 30, 1999 with an option to extend for an additional five (5) years beginning December 1, 1999 and expiring November 30, 2004.

EARLY OCCUPANCY: Tenant's early occupancy of the Premises is rent free beginning October 1, 1996 and continuing through and until November 30, 1996.

RENT:

December 1, 1996 - November 30, 1997, Tenant's Annual Rent shall be $198,000.00 ("First Year's Rent") with monthly installments due and payable in the amount $16,500.00 per month;

December 1, 1997 - November 30, 1998, Tenant's Annual Rent shall be Tenant's First Year Rent, as increased by CPI (as defined in the Lease) with a minimum increase of three percent (3%) and a maximum increase of five (5%) ("Second Year's Rent"); and

December 1, 1998 - November 30, 1999, Tenant's Annual Rent shall be Tenant's Second Year's Rent, as increased by CPI with a minimum increase of three percent (3%) and a maximum increase of five (5%).

TRIPLE NET CHARGES;

Tenant shall pay Landlord's costs associated with Building Property Taxes and Insurance and Landscaping. Tenant's Triple Net Expenses are estimated to be $0.068 PSF per month or $1,739.00 per month.

LANDLORD'S RENT PAYMENT ADDRESS: Burlingame Shore investments
                                 2151 Irving Street, Room 201
                                 San Francisco,  CA 94122
                                 ATTN: Martin Lin, General Partner

SECURITY DEPOSIT: $16,500.00

                                                                        INITIAL
                                                                         [SIG]

                                  OFFICE LEASE


        THIS LEASE ("Lease") is made and entered into by and between BURLINGAME SHORE INVESTMENTS, a Cal. General Partnership ("Landlord") and THE GYMBOREE CORPORATION, a Delaware corporation ("Tenant") and dated as of this 11th day of October, 1996.


1.  PREMISES/TERM/USE

PREMISES. Subject to the terms and conditions of this Lease, Landlord hereby leases premises to Tenant, and Tenant hereby rents and accepts premises from Landlord pursuant to the terms of this Lease. The "Premises" are approximately 25,578 square feet of space in the building located at 770 Airport Boulevard, Burlingame, California (the "Building"), as shown on the Site Plan attached hereto and marked Exhibit "A".

TERM. The term of this Lease (the "Term") shall be three (3) years, commencing on December 1, 1996 ("Commencement Date") and expiring November 30, 1999 ("Expiration Date").

SEE ADDENDUM

OPTION. Tenant shall have an option (the "Option") to extend the Term under the provisions of Exhibit "B".

USE. Tenant shall use the Premises for general business offices uses.

2.  RENT

RENT. Tenant shall pay Landlord, without offset or deduction, monthly rent ("Rent") commencing on the Commencement Date. Payment of monthly installments shall be made at the office of Landlord, in advance for the following month, on the first day of each and every month until the end of the Term, in the amounts as follows:

1) For the period beginning December 1, 1996 and continuing through and until December 30, 1997, Tenant's Annual Rent shall be $198,000.00 ("First Year's Rent") with monthly installments due and payable in the amount $16,500.00 per month.

2) For the period beginning December 1, 1997 and continuing through November 30, 1998, Tenant's Annual Rent shall be Tenant's First's Year Rent, as increased by CPI (as defined in the Lease) with a minimum increase of three percent (3%) and a maximum increase of five (5%) ("Second Year's Rent").

3) For the period beginning December 1, 1998 and continuing through November 30, 1999, Tenant's Annual Rent shall be Tenant's Second Year's Rent, as increased by CPI with a minimum increase of three percent (3%) and a maximum increase of five (5%).

For purposes of this Lease, "CPI" shall mean The Consumer's Price Index for Urban Consumers. All Items (Base year 1982-1984 = 100) published by the U.S. Department of Labor, Bureau of Labor Statistics, All City Average (U.S. City Average being San Francisco-Oakland-San Jose, CA). If the Consumer's Price Index shall be discontinued or no longer published, Landlord shall designate a comparable non-partisan substitute price index or formula and such substitute index or formula shall have the same effect as if it had been originally designated herein.

3.  TRIPLE NET CHARGES

Tenant shall pay Landlord's Real Estate Taxes (as defined below and estimated to be $14,942.00 per year), Landlord's Insurance Premiums (as defined below and estimated to be $5,927.00 per year), such costs hereinafter collectively referred to as Tenant's Triple Net Expenses. Tenant's Triple Net Expenses are initially estimated to be $0.068 PSF per month.

[EXPENSES SUBJECT TO REVIEW BY GYMBOREE PRIOR TO EXECUTION OF THIS LEASE]


                                       3                                INITIAL
                                                                         [SIG]

REAL ESTATE TAXES: Tenant shall pay the real estate taxes associated with the Premises and the Building. Real Estate Taxes shall mean any taxes levied with respect to the land and the Building. Real Estate Taxes shall not include Landlord's federal or state income, franchise, inheritance or estate taxes or any unpaid taxes or penalties assessed prior to Tenant's Commencement Date. Tenant shall not be responsible for any real property taxes covering any period of time prior to or after the Lease Term. Tenant shall not be required to pay increases to the real property taxes if such increases occurred due to a reassessment of the Building from a sale or other transfer occurring after the Commencement Date.

INSURANCE PREMIUMS. Landlord shall at all times during the Term, maintain a policy or policies of insurance covering loss of or damage to the Building and the Premises in the full amount of its replacement value. Such policy shall provide protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, special extended perils (All Risk), sprinkler leakage and any other perils which Landlord deems reasonably necessary or appropriate. Specific policy terms are described on attached Exhibit D. Tenant shall pay the premiums for the insurance policy which are applicable to the policy period in effect as of the Commencement Date. Landlord's insurance coverage shall not include insurance against earthquake damage.

BUILDING LANDSCAPING COSTS: SEE ADDENDUM
Tenant shall not be responsible for any Landscaping Costs covering any period of time prior to or after the Lease Term.

4.  PERSONAL PROPERTY TAXES.

Tenant shall be liable for and shall pay before delinquency all taxes, and penalties and interest thereon, if any, levied against Tenant's furniture, trade fixtures and equipment, and any other personal property of Tenant situated or installed in and upon the Premises. For the purpose of determining the amount of such taxes, figures supplied by the county assessor's office or other taxing authority as to the amount thereof shall be conclusive.

5.  UTILITIES

Tenant shall arrange for and pay to the appropriate supplier, the cost of all gas, heat, light, power, sewer service, telephone, water, refuse disposal and all costs of heating, ventilation, and air conditioning (including repair and maintenance of any HVAC systems and equipment), and other utilities and services required to be supplied to the Premises.

6.  CONDITION OF THE PREMISES

SEE ADDENDUM

DUE DILIGENCE. Notwithstanding the full execution of this Lease, Tenant shall have a period of twenty (20) days from the date of full execution to conduct due diligence with regard to the Building and the Premises. Should any defect be discovered that would materially alter the obligations of the parties under this Lease such that it cannot be cured or resolved satisfactorily by the parties hereto within the twenty (20) day period, and/or which will result in additional unanticipated or unforeseen costs to Tenant, then Tenant shall have the right to terminate this Lease by written notice to Landlord within said twenty (20) day period.

SEE ADDENDUM.

                                       4                                INITIAL
                                                                         [SIG]

7.  QUIET ENJOYMENT

Tenant, upon keeping, observing and performing all of the covenants and agreements of this Lease, Tenant shall lawfully and quietly hold, occupy and enjoy the Premises during the term of this Lease, subject, however, to the covenants, agreements, terms, provisions and conditions of this Lease and to underlying mortgages to which this Lease is subject and subordinate.

8.  MAINTENANCE AND REPAIR

SEE ADDENDUM

LANDLORD'S OBLIGATIONS. Landlord shall make all repairs, restorations and replacements as and when needed to those portions of the Building which are not required to be made by Tenant, limited to the structural portions of the exterior walls, roof and foundation of the Building (excluding windows, doors, and glass), of the Building and all building systems that bring services to the Building (i.e. gas and sewer lines, underlying pipes and electrical lines).

LANDLORD'S REQUIRED REPAIRS. If Landlord should be in default in the performance of any of its obligations under this Lease, which default continues for a period of more than thirty (30) days and continues beyond the time reasonably necessary to cure, Tenant may at is option upon written notice, incur any expense necessary to perform the obligations of Landlord specified in such notice and bill Landlord for the costs thereof. Landlord shall reimburse Tenant for the costs so billed within fifteen (15) days after receipt of the billing. Nothing herein shall be deemed a waiver by Tenant of any remedy available to Tenant at law, in equity or in this Lease.

9.  TENANT'S ALTERATIONS

NO LIENS. Tenant will keep the Premises free and clear of all mechanic's liens, and other liens on account of work done for Tenant or persons claiming under it. Tenant shall indemnify and hold Landlord harmless against any liability, loss, damage, costs or expenses, including attorney's fees, on account of any claims of any nature whatsoever relating to Tenant Alterations, including claims of liens of laborers or material persons or others for work performed for, or materials or supplies furnished to Tenant or persons claiming under Tenant.

TENANT FIXTURES AND OTHER PROPERTY. All built-in furniture, cabinetwork, movable business and trade fixtures and equipment installed by Tenant may be removed by Tenant at the termination of this Lease if Tenant so elects, and shall be so removed if required by Landlord, or if not so removed shall, at the option of Landlord, become the property of Landlord. All such removals and restoration shall be accomplished in a good and workmanlike manner so as not to damage the Premises or the Building.

10.  ASSIGNMENT AND SUBLETTING

PROHIBITION OF ASSIGNMENT AND OTHER TRANSFERS. Tenant shall not, except as otherwise provided herein without the prior written consent of Landlord, which consent shall not be unreasonably withheld, assign or sublet all or any part of the Premises. The consent of Landlord to any assignment, other transfer or sublease of this Lease shall not relieve Tenant of the obligation to obtain such consent to any further assignment or other transfer.

PROPOSED ASSIGNMENT AND SUBLEASES. If Tenant desires to assign or sublease this Lease or any part hereof, then at least thirty (30) days, but not more than one hundred eighty (180) days, prior to the date when Tenant desires the assignment or sublease to be effective (the "Transfer Date"), Tenant shall give Landlord a Notice (the "Assignment Notice") which shall set forth the name, address and business of the proposed assignee or sublessee, the Transfer Date, information (including references) on the credit and financial condition of the proposed assignee or sublessee and such other material as Landlord shall reasonably require. Landlord shall within ten (10) days following the Assignment Notice with all required information notify Tenant in writing that Landlord elects (a) either to disapprove the proposed


                                       5                                INITIAL
                                                                         [SIG]
assignee or sublessee; or (b) to terminate this Lease as to the space so affected as of the date so specified by Tenant, in which event Tenant will be relieved of all further obligation hereunder as to such space (unless Tenant upon Landlord's notification to terminate this Lease, revokes its Assignment Notice, in which case Landlord shall not be permitted to terminate the Lease hereunder); or (c) to permit Tenant to assign or sublet such space to the proposed assignee of sublessee. If Landlord should fail to notify Tenant in writing of such election within said thirty (30) day period, Landlord shall be deemed to have elected to approve the proposed assignee or sublessee. If the Rent agreed to by Tenant and its subtenant or assignee is greater than the Rent payable under this Lease, 25% of excess Rent, after Tenant shall have recovered therefrom its costs for tenant improvements paid by Tenant for the benefit of the assignee or sublessee and the amount of any leasing commissions incurred by Tenant in connection with the assignment or sublease shall be paid to Landlord at the same time and in the same manner as the Rent.

TENANT TO REMAIN LIABLE. Notwithstanding any assignment or subletting, Tenant shall at all times remain fully responsible and liable for the payment of all Rent under this Lease and for compliance with all of Tenant's other obligations under this Lease, unless otherwise agreed upon by the parties.

ASSIGNMENT TO AFFILIATES AND SUCCESSORS. Tenant shall not require Landlord's approval or prior consent for a proposed assignee or sublessee which is a subsidiary or other affiliate of Tenant, or is a corporation into which Tenant is merged, with which Tenant is consolidated or which acquired all or substantially all of the assets of Tenant.

LANDLORD'S ASSIGNMENT. Landlord may sell, transfer, mortgage, encumber or assign the Building or this Lease. Within twenty (20) days after request by Landlord, upon such sale, transfer, mortgage, encumbrances or assignment, by Landlord, Tenant shall execute, acknowledge and deliver a certificate ("Estoppel Certificate") certifying the capacity of the person executing such certificate and that such person is dully authorized to execute it on behalf of Tenant; the commencement date of this Lease and the date upon which the Term expires; that this Lease is unmodified and in full force and effect (or if modified, in full force and effect as modified); that Landlord is not in default thereunder, that there are no defenses or offsets thereto known to Tenant (if such be the case); and the date to which Rent has been paid.

II. USE OF THE PREMISES

LEGAL USE AND VIOLATIONS OF INSURANCE COVERAGE. Tenant shall use the Premises in a careful, safe and proper manner and shall not occupy or use, or permit any portion of the Premises to be occupied or used, for any business or purpose which is unlawful or deemed to be disreputable in any manner, or extra hazardous on account of fire.

12. INDEMNITY/LIABILITY

INDEMNITY BY TENANT. Tenant shall indemnify, defend, protect, and hold harmless Landlord from and against any and all claims, losses, proceedings, damages, causes of action, liability, costs and expenses (including attorney's fees) arising from or in connection with, or caused by any act, omission or negligence of Tenant or any sublessee of Tenant, or their respective contractors, licensees, invitees, agents, or employees, on or about the Premises or the Building, or any breach or default in the performance of any obligations on Tenant's part to be performed under the terms of this Lease. Nothing contained herein however shall be construed as excusing Landlord, its agents and employees from liability for its negligence or intentional misconduct.

LANDLORD NOT LIABLE. Tenant hereby agrees that Landlord shall not be liable for injury to Tenant's business or any loss of income therefrom or for damage to the good, wares, merchandise or other property of Tenant, Tenant's employees, invitees, customers, contractors, workers, or any other person in or about the Premises, nor shall Landlord be liable for injury to the person of Tenant, Tenant's employees, agents or contractors, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water, or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air-conditioning or lighting fixtures, or from any other cause, whether the said damage or injury results from conditions arising upon the Premises. Landlord shall not be liable or responsible for any injury, loss or damage to any property or person occasioned by theft, fire, act of God, public enemy, injunction, riot, strike, insurrection, war, court order, requisition, on order of governmental body of authority, or other matter beyond the control of Landlord. Nothing contained herein however shall be construed as excusing Landlord, its agents and employees from liability for its negligence or intentional misconduct.


                                                INITIAL
                                                [SIG]

MUTUAL RELEASE AND WAIVER OF SUBROGATION. Landlord and Tenant each hereby waive, and release the other from any claim or liability for damage to such party's property occurring during the Term which is covered by insurance. Each party shall cause the property hazard insurance carried by it, with respect to the Building, the Premises or such party's other property located therein, to be endorsed, if necessary, to prevent any invalidation of such insurance by reason of the waivers and releases contained in this Section, provided such endorsement can be obtained at no cost. If additional costs are involved, the party carrying such insurance shall give the other party the opportunity to apply for such endorsement.

TRANSFER OF OWNERSHIP. Upon the sale or transfer of the Building, the obligations and duties of the Landlord selling or transferring the Building under the Lease shall terminate, except as to liabilities that shall have accrued prior to the transfer or which are the result of the conduct of that Landlord.

13. ACCESS FOR REPAIRS

Landlord and Landlord's agents shall have the right to enter the Premises at all reasonable hours to perform maintenance, repairs, and improvements as Landlord may deem necessary or desirable for the safety, improvement or preservation of the Premises or the Building, without such acts constituting an eviction of Tenant in whole or in part or entitling Tenant to any abatement of rent by reason of loss or interruption of business of Tenant, or otherwise. Excepting emergencies, any entry by Landlord under this Section shall be made only after such notice as is reasonable under the circumstances of the entry and made in a manner that shall not unreasonably interfere with Tenant's business.

14. FIRE OR OTHER CASUALTY

MAJOR CASUALTY. If the Building shall be damaged by fire or other casualty so as to render thirty three percent (33%) or more of the Premises untenantable, and if the damage is such that an architect selected by Landlord shall certify in writing to Landlord that the Building cannot be repaired and fully restored within one hundred eighty (180) days from the date of the occurrence of the fire or other casualty, or if insurance proceeds are not made available to Landlord for repair of such damages, then, in either event, this Lease may be terminated by Landlord or Tenant as of the date of the occurrence of the fire or other casualty by giving written notice to the other party of such termination within thirty (30) days after receipt of the architect's certification. Upon such notice of termination, Tenant shall surrender to Landlord the Premises and all interest therein under this Lease, Landlord and Tenant shall be free and discharged from all obligations arising under this Lease after the date of such termination. If, however, the damage is such that Landlord's architect shall certify that the Building can be repaired within the one hundred and eighty
(180) days the date of the occurrence happening of the fire or other casualty, and insurance proceeds are made available to Landlord for repair of such damage, then Landlord shall, with reasonable promptness, repair the damage except that Landlord shall not be required to repair, replace or restore any items which Tenant is obligated to repair or replace. Unless and until the Building is repaired and the Premises is restored to a condition such that Tenant can begin its restoration work, Rent and all other expenses, including Triple Net Expenses, shall be abated in proportion to the part of the Premises which is unusable by Tenant in the reasonable conduct of its business or profession.

Notwithstanding anything in the Lease to the contrary, Tenant shall at its option have the right to terminate this Lease notwithstanding the amount of time it may take Landlord to rebuild or the availability of insurance proceeds in the event (i) there is Major Damage (meaning more than fifty percent (50%) or more the Building is damaged) or if (ii) there is damage to the Building in excess of thirty three percent (33%) and such damage occurs during the last two years of the term. Tenant shall exercise its right to terminate upon thirty
(30) days notice to Landlord and the Lease shall be terminated effective as of the date of the occurrence of the casualty.

15. CONDEMNATION

CONDEMNATION. Upon any taking under the power of eminent domain, or sale under threat of the exercise of said power ("Condemnation") of the whole or a substantial part of the Building, the Premises or the parking area that shall substantially interfere with Tenant's use and occupancy of the balance thereof, this Lease shall, at the election of either Tenant or Landlord exercised by either party giving written notice to the other of such termination, terminate as of the date the condemning authority takes title or possession, whichever first occurs. Nothing herein however shall prevent Tenant from prosecuting claims in connection with condemnation proceeding for the value of its interest.

Restoration After Partial Taking. If there is Condemnation which does not result in a termination of this Lease, Landlord shall, to the extent of any funds received from the condemning authority for repair or restoration, restore the Building substantially to the condition prior to such partial Condemnation and, thereafter, Rent shall be abated in the proportion which the square footage of the part of the Premises so made unusable bears to the amount of square footage immediately prior to the Condemnation. No temporary taking of a part of the Premises or of the Building shall give Tenant any right to terminate this Lease or to any abatement of Rent.

16. HOLDOVER

If Tenant or any person claiming through or under Tenant is in possession of any part of the Premises after the expiration of the Term, with or without the express or implied consent of Landlord, such tenancy shall be from month-to-month only, and not a renewal of this Lease or an extension for any further term, and such month-to-month tenancy shall be subject to each and every term, covenant and agreement contained herein. SEE ADDENDUM.

17. INSURANCE

Tenant's Insurance - Liability. Tenant shall keep in force with respect to the Premises and Tenant's business and other activities a policy of commercial general liability insurance providing coverage of not less than $2,000,000.00 naming Landlord as an additional insured.

Tenant's Insurance - Property. Tenant shall carry and maintain a policy of insurance covering all of Tenant's property: additions or improvements to the Premises in an amount of not less than ninety percent (90%) of the full replacement value. Such policy shall provide protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, special extended perils (All Risk), sprinkler leakage and any other perils which Tenant deems reasonably necessary or appropriate. The provisions of this Section will be subject to the provisions of Section 11.

Evidence of Insurance. Tenant shall deliver to Landlord policies or duly executed certificates of insurance. Renewals shall be delivered to Landlord at least (10) days prior to the expiration of the respective policy terms.

Landlord Not To Insure. Landlord shall have no obligation to carry insurance of any kind on Tenant's goods, furniture or furnishings or other property, and Landlord shall not be obligated to repair any damage thereto or to replace the same except with respect to any damage thereto caused by Landlord's willful misconduct or negligence.

18. DEFAULT

The occurrence of any one or more of the events set forth below shall constitute a material default and breach of this Lease by Tenant.

Non-Payment of Rent. The failure by Tenant to make any payment of Rent or any other charges as and when due where such failure shall continue for a period of ten (10) days after notice from Landlord that said payment is delinquent.

Breach. The failure by Tenant to observe or perform any covenants, conditions or provisions of the Lease to be observed or performed by Tenant, other than the failure to pay Rent and other charges where such failure shall continue for a period of thirty (30) days after written notice from Landlord to Tenant (unless the event of a default is a "curable" default and if Tenant has commenced to cure and is diligently prosecuting to cure following notice from Landlord, Tenant shall not be deemed in default hereunder).

Insolvency. (a) The making by Tenant of any general arrangement or assignment for the benefit of creditors; (b) Tenant becomes a "debtor" as defined in the Federal Laws of Bankruptcy (unless, in the case of a petition filed against Tenant, the petition is dismissed within sixty (60) days); (c) the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within fifteen (15) days; or (d) the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged within fifteen (15) days without notice.

Abandonment.  The abandonment of the Premises by Tenant.

Remedies. Upon default by Tenant, Landlord shall have the right (i) to terminate the Lease and Tenant's right to possession or (ii) to continue this Lease in full force and effect even though Tenant may have defaulted in its obligations under this Lease.

In the event that Landlord elects the remedy provided for in subsection (i) above, then Landlord may recover from Tenant the following: (i) the amount of the unpaid Rent and other charges payable by Tenant under this Lease at the time of termination; (ii) an amount equal to the Rent and other charges reserved and payable under this Lease for the balance of the Lease Term discounted at the discount rate of the Federal Reserve Bank of San Francisco plus one percent (1%) at the time of Tenant's obligation to pay which shall be the date of termination by Landlord; and, (iii) such reasonable amounts as necessary to compensate Landlord for Tenant's failure to perform its obligations under the Lease which in the ordinary course of business are likely to arise therefrom (i.e., cleaning, reletting, altering, repairing, or otherwise preparing the Premises for reletting). Nothing herein shall be deemed to limit Tenant's rights to allege and prove that any such future rental loss could have reasonably been avoided by Landlord.

In the event that Landlord elects the remedy provided for in subsection (ii) above, then Landlord may recover from Tenant all damages Landlord may sustain by reason of Tenant's default, and may enforce all other rights and remedies under this Lease provided, however, that Tenant shall have the right, unless Landlord elects to terminate this Lease and Tenant's right to possession of the Premises, to assign this Lease or sublet the entire Premises as provided in this Lease.

If Landlord elects to terminate this Lease and Tenant's possession of the Premises, Landlord at any time thereafter may relet the Premises, or any part or parts thereof for a term or terms which may, at Landlord's option, be less than, exceed or equal the period of the remainder of the Lease Term hereof. Landlord shall receive the rents from such reletting and shall apply the same first, to the payment of any indebtedness other than Rent due hereunder from Tenant; second, to the payment of such expenses as Landlord may have incurred in connection with re-entering; and the balance, if any, to the fulfillment of the terms, covenants and conditions of this Lease to be performed by Tenant hereunder, and Tenant hereby waives all claims to the surplus, if any. Landlord shall in no event be liable in any way whatsoever for the failure to relet the Premises or in the event of such reletting for failure to collect the rents reserved thereunder and any such efforts to mitigate damages caused by Tenant's default shall not waive Landlord's rights to recover damages. Landlord is hereby authorized and empowered to make such repairs, alterations, or other preparations for the reletting of the Premises as Landlord shall deem fit, advisable or necessary, without in any way releasing Tenant from any liability under this Lease.

If Landlord elects to terminate this Lease and Tenant's possession of the Premises, Landlord and Tenant covenant and agree that Landlord shall have the right to immediately re-enter the Premises by summary proceedings, if necessary, and to dispossess Tenant and all other occupants thereof and to remove and dispose of all property therein or to store such property in a public warehouse or elsewhere at the cost and for the account of Tenant.

The parties hereby expressly waive trial by jury in any action, proceeding or counterclaim brought by either party against the other (notwithstanding any statute, rule of law or public policy to the contrary) on any matter not related to negligently caused personal injury or property damage connected with this Lease and further covenant and agree that they shall confirm such waivers in writing at the time of commencement of any such action, proceeding or counterclaim.

In the event of any breach or threatened breach by Landlord or Tenant of any of the terms and provisions of this Lease, Landlord and Tenant shall have the right to injunctive and/or declaratory relief as if no other remedies were provided for such breach.





                                                INITIAL
                                                /s/ H.L.
                                                /s/ J.P.

The rights and remedies herein reserved by or granted to Landlord and Tenant are distinct, separate and cumulative, and the exercise of any one of them shall not be deemed to preclude, waive or prejudice their right to exercise any or all others.

Landlord and Tenant hereby expressly waive any right to assert a defense based on merger and agree that neither the commencement of any action or proceeding, nor the settlement thereof nor the entry of judgment therein shall bar Landlord or Tenant from bringing any subsequent actions or proceedings from time to time.

Landlord shall in no event be charged with a default in the performance of any obligations under this Lease unless and until Landlord shall have failed to perform such obligations for a period of thirty (30) days (or within such additional time as is reasonably required) to cure any such default after written notice to Landlord by Tenant properly specifying Landlord's failure to perform any such obligations.

In the event of any litigation or formal legal proceeding between the parties to this Lease, Landlord and Tenant specifically covenant and agree that the prevailing party in such litigation, including appellate proceedings, shall be entitled to recover, in addition to other damages, full and complete compensation for all court costs, expenses and reasonable attorneys' fees that it may incur in connection with such litigation or proceeding.

19. UNDERLYING MORTGAGES

SUBORDINATION. This Lease and the term and estate hereby granted are and shall be subject and subordinate to the lien of each mortgage which may now or at any time hereafter affect Landlord's interest in the Building (an "Underlying Mortgage"). Each holder of each Underlying Mortgage shall have the right, exercisable at such holders' sole option at any time, to cause any of the Underlying Mortgages which such holder owns to be and become subordinate and inferior to the lien and change of this Lease by delivering Notice of such exercise to Tenant. Tenant shall from time to time execute and deliver such instruments as Landlord or the holder of any Underlying Mortgage, may reasonably request to confirm the status of this Lease.

ATTORNMENT TO MORTGAGEE. Tenant confirms that if by reason of a default under any Underlying Mortgage the holder of such Underlying Mortgage or its successor or assignee in interest becomes the Landlord hereunder, Tenant shall attorn to, and shall recognize, such holder as Tenant's landlord under this Lease, provided such Underlying Mortgagee has agreed in writing to be bound by the terms and conditions of this Lease. Tenant shall execute and deliver, at any time and from time to time, upon request of Landlord or of the holder of any Underlying Mortgage, and instrument which may be reasonably necessary or appropriate to evidence such non disturbance and attornment.

LANDLORD'S DEFAULT. In the event of any act or omission by Landlord which pursuant to this Lease or by law would give Tenant the right to terminate this Lease, Tenant shall not exercise such right unless or until (a) it has given written Notice on such act or omission to the holder of each underlying Mortgage who has previously given Tenant written Notice of the existence of such Underlying Mortgage and (b) a reasonable period of time for remedying such act or omission shall have elapsed following the giving of such Notice.

NON-DISTURBANCE. Notwithstanding anything contained in this Section, as a condition to the attornment and subordination obligations set forth in this Section, this Lease and the leasehold estate hereby created shall not be extinguished or terminated or the possession or the right of Tenant (including the rights with respect to enjoyment and removal of Tenant's property) be disturbed so long as this Lease shall be in force and no material default by Tenant exists and the Underlying Mortgagee shall enter into a non-disturbance and attornment agreement at the request of Tenant in form and substance reasonably acceptable to Tenant, Landlord and such Underlying Mortgagee.

20. PARKING

PARKING. Tenant shall have the right to exclusively use for the benefit of its employees the entire parking area, as shown on the Exhibit A. Parking spaces are located on the uncovered surface parking area and there shall be no monthly charge.

LANDLORD NOT TO BE LIABLE. Tenant, its agents, employees, customers, business invitees, and all persons using the drives and parking areas do so at their own risk and Landlord shall not be responsible for, or in any way have any obligation or liability for, any damage, loss, theft, or injury to any vehicle or other equipment, any contents thereof or any other personal property or for the death or injury to any person while located in or entering or exiting any portion of the drives and parking areas. Nothing contained herein shall be construed as excusing Landlord from liability for its negligence or intentional misconduct.

21. HAZARDOUS MATERIALS

SEE ADDENDUM.

TENANT'S REPRESENTATIONS AND INDEMNITY AS TO HAZARDOUS MATERIALS. Tenant represents and warrants that it will not cause or permit the presence, discharge, storage or disposal of any Hazardous Materials on the Premises at any time during the Term. *Except with regard to asbestos which is known to be present and except with regard to asbestos or any other hazardous materials not placed in the Premises or the Building by Tenant, Tenant agrees to indemnify and hold Landlord harmless for costs of any monitoring, testing, removal, cleanup or compliance with the laws of any federal, state or local government having jurisdiction over Hazardous Materials which Tenant has caused or permitted to be present, discharged, stored or disposed at the Premises during the Term.

HAZARDOUS MATERIALS DEFINED. "Hazardous Materials", for purposes of this
Section 16, means any substances defined as "hazardous substances", "hazardous materials", "hazardous waste", "toxic substances", or related terms by the California Health and Safety Code, or applicable Federal law from time to time.

22. BUILDING NAME/SIGN

*Landlord shall not unreasonably withhold its approval as to a building sign that Tenant may wish to place on the Building. *Tenant shall be permitted to remove references to the "Purdy" building and install a Gymboree sign (or signs) sufficient to identify Gymboree as the tenant in the Building.

23. NOTICES

Any notice, demand or request provided for or permitted to be given pursuant to this Lease must be in writing and shall be properly given and effective when personally served, when sent by air courier or when deposited in an official depository under the regular care and custody of the United States Mail, addressed as specified below, sent by registered or certified mail, return receipt requested, with postage prepaid. The time period in which a response of any such mailed Notice must be given, however, shall commence to run from the date of receipt on the return receipt of the Notice by the addressee. Rejection or other refusal to accept or the inability to deliver because of change in address of which no Notice was given shall be deemed to be receipt of the Notice. Notices shall be addressed as follows:

To Landlord:    Burlingame Shore Investments
                2151 Irving Street, Room 201
                San Francisco, CA 94122
                ATTN: Martin Lin, General Partner

To Tenant at the Premises or to:

THE GYMBOREE CORPORATION
700 Airport Boulevard, Suite 200
Burlingame, CA. 94010

Notice of change of address shall be given in the same manner as prescribed herein for other Notices.

24. BROKER'S OR AGENT'S COMMISSION

Cushman & Wakefield represents the Tenant and CB Commercial represents the Landlord. All commissions shall be payable by Landlord. Landlord agrees to indemnify Tenant and hold Tenant harmless from and against all liabilities and costs and fees arising from any claims by any brokers in connection with this Lease, including without limitation attorneys' fees in connection therewith.

25. GENERAL

Place of Performance - Governing Law. This Lease shall be governed by and construed in accordance with the laws of the State of California.

Severability. If any clause or provision of this Lease is illegal, invalid or unenforceable under present or future laws effective during the Term, then, and in that event, the parties intend that the remainder of this Lease shall not be affected thereby, and it is the parties also intend that in lieu of each clause or provision of this Lease that is illegal, invalid, or unenforceable, there is added as a part of this Lease a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and be legal, valid, and enforceable.

Successors. Subject to the provisions of this Lease governing assignments and transfers by Landlord and Tenant, respectively, the terms, provisions, covenants and conditions contained in this Lease shall apply to, inure to the benefit of, and be binding upon the parties hereto, and upon their respective successors in interest and legal representatives.

Integration. This Lease and the Exhibits hereto constitute the entire understanding between Landlord and Tenant. All previous conversations, memorandums, and writings pertaining to leasing of the Premises not incorporated or referenced in this Lease are not binding or effective. Any modification hereto must be made by a separate written instrument. No officer, employee or representative of Landlord or of Tenant has the authority to make any representation or promise not already contained herein or made pursuant to the within provisions, and Landlord and Tenant expressly agree that by executing this Agreement, and any other document required herein or caused to be executed hereby that it is not doing so in reliance upon any representation or promise which is not set forth herein.

No Waiver. No delay or failure of Landlord in exercising any right, privilege or remedy hereunder or any single or partial exercise of any right, power or privilege shall preclude other or further exercise thereof or the exercise of any other right, power or privilege. Any waiver, permission or consent of any kind by Landlord must be in writing and shall be effective only to the extent provided herein.

Attorneys' Fees. If suit is instituted to enforce or construe the terms of this Lease, the prevailing party shall be entitled to recover reasonable costs and attorneys' fees in connection therewith in addition to any other remedy to which it may be entitled.

Captions. Captions used in this Lease are for ease of reference only and do not define or limit provisions.

Authority. If Tenant is a corporation, partnership, trust, association or other entity, Tenant and each person executing this Lease on behalf of Tenant hereby covenant and warrant that (a) Tenant is duly incorporated or otherwise established or formed and validly existing under the laws of its state of incorporation, establishment or formation, (b) Tenant is duly qualified to do business in California, (c) Tenant has full corporate, partnership, trust, association or other appropriate power and authority to enter into this Lease and to perform all Tenant's obligations hereunder, and (d) each person (and all of the persons if more than one signs) signing this Lease on behalf of Tenant is duly and validly authorized to do so. If Landlord is a corporation, partnership, trust, association or other entity, Landlord and each person executing this Lease on behalf of Landlord hereby covenant and warrant that (a) Landlord is duly incorporated or otherwise established or formed and validly existing under the laws of its state of incorporation, establishment or formation, (b) Landlord is duly qualified to do business in California, (c) Landlord has full corporate, partnership, trust, association or other appropriate power and authority to enter into this Lease and to perform all Landlord's obligations hereunder, and (d) each person (and all of the persons if more than one signs) signing this Lease on behalf of Landlord is duly and validly authorized to do so.

Submission of Lease. The submission of this Lease to Landlord or Tenant for examination or execution does not constitute a reservation of or option on the Premises or an agreement to lease the Premises or any other space. This Lease shall become effective only upon the execution and delivery of this Lease by Landlord and Tenant.

Exhibits. The following Exhibits are part of this Lease and by reference incorporated herein.

A -- Site Plan                 Exhibit D: Existing Insurance Summary
B -- Option To Extend Term
C -- Tenant Improvements

        SEE ADDENDUM FOR ADDITIONAL TERMS

In witness whereof the parties have executed this Lease as of the date first set forth hereinabove.

Landlord:

BURLINGAME SHORE INVESTMENTS,
a California General Partnership

By:  Martin Lin
   ------------------------------

Its: Managing Partner
    -----------------------------

Tenant:

THE GYMBOREE CORPORATION,
a Delaware corporation


By:  Joseph T. Prusko
   ------------------------------

Its: Vice President
    -----------------------------


                                                INITIAL
                                                /s/ M.L.
                                                /s/ J.P.

                                   EXHIBIT A
                                   Site Plan
                          (to be attached by Landlord)



                           To be supplied by Landlord



                                                INITIAL
                                                /s/ M.L.
                                                /s/ J.P.

                                   EXHIBIT B

                         OPTIONS AND EXTENSIONS OF TERM

1.      Five Year Option (through November 30, 2004)

        Tenant shall have the right to renew this Lease for one (1) additional period of five (5) years. The Option shall be exercised, if at all, by written Notice to Landlord of its exercise of this Option not later than
        (a) Tenant's exercise of its option for the premises located at 700 Airport Boulevard, or (b) December 1, 1998, whichever shall first occur.

        Upon exercise of this Option, the Lease shall be extended on the same terms and conditions, except as set forth in paragraph 3 below.

2.      Co-Terminating Lease Extension

        A. In the event that Tenant exercises its option to renew its existing lease for premises located at 700 Airport Boulevard, this Lease shall be automatically extended for a period of three years and ten months and shall terminate on September 30, 2003 so as to be co-terminous with the lease at 700 Airport Boulevard. Tenant shall provide written Notice to Landlord of its exercise of its 700 Airport Boulevard option not later than (a) Tenant's exercise of its option for the premises located at 700 Airport Boulevard, or (b) December 1, 1998, whichever shall first occur.

        All terms and conditions of this Lease shall remain in effect, except for those terms set forth in paragraph 3 below.

        B. In the event that Tenant enters into a new lease at 700 Airport Boulevard, or extends its existing lease beyond November 30, 1999 other than by way of exercising the option referred to above, this Lease shall be automatically extended for a period which shall be co-terminous with the lease at 700 Airport Boulevard (as so extended or renewed), but shall not in any event extend beyond November 30, 2004. Tenant shall provide written Notice to Landlord of the consummation of a new lease or lease extension at 700 Airport Boulevard, and the termination date thereof, not later than December 1, 1998.

        All terms and conditions of this Lease shall remain in effect, except for those terms set forth in paragraph 3 below.

3.      Rental and Reimbursement

        A. Rent: In the event that this lease is extended by virtue of the provisions of Paragraph 1 or Paragraph 2 above, the rent for the extended term shall be calculated at $0.95 PSF per month (or $24,299.00 per month) for the first twelve (12) months of the



                             EXHIBIT B - PAGE 15.1





                                                INITIAL
                                                /s/ M.L.
                                                /s/ J.P.

        extended or option term. Thereafter, Rent shall be increased each year by an application of CPI (as defined in the Lease) with a minimum increase of three percent (3%) and a maximum increase of five percent (5%).

        B.      Tenant Improvement Reimbursement:

        1) In the event Tenant exercises its five year option to extend under Paragraph 1 above, Landlord shall pay to Tenant the sum of $125,000.00 to compensate Tenant for the cost of the Tenant Improvements initially installed and completed by Tenant ("Tenant Allowance Recapture").

        2) In the event that the term of this Lease is extended pursuant to the provisions of Paragraph 2A. above for a period of three years and ten months, the Tenant Allowance Recapture shall be in the amount of $95,000. In the event the term of this Lease is extended pursuant to the provisions of 2B, the Tenant Allowance Recapture shall be 0.

        3) The Tenant Allowance Recapture shall be taken as a credit against monthly Rent then due and payable beginning on the first day of the option or extension period (December 1, 1999) until the total amount is recaptured by Tenant.



                             EXHIBIT 15 - PAGE 15.2





                                                INITIAL
                                                /s/ M.L.
                                                /s/ J.P.

                                   EXHIBIT C

TENANT IMPROVEMENTS

GENERAL PROVISIONS

Tenant generally intends to remodel and make certain upgrades to the interior of the Premises (the "Tenant Improvements"). Tenant shall supply Landlord with the proposed scope of the Tenant Improvements. Tenant represents that it will spend a minimum of $250,000.00 constructing the Tenant Improvements with at least $50,000.00 being allocated to the repair, restoration or replacement of the existing HVAC system or the installation of additional equipment.

Tenant shall cause its contractor to perform the work and supply the materials in compliance with the approved plans and to have the work performed diligently and in a first-class workmanlike manner in compliance with applicable laws and codes and with applicable standards of the local Building Code.

Prior to construction Tenant's General Contractor shall provide Landlord with a certificate of insurance naming Landlord as an additional insured with general liability and property damage insurance with respect to construction of the improvements of not less than One Million Dollars ($1,000,000.00) combined single limit for bodily injury, death and property damage liability and Workers Compensation in compliance with California law.

        SEE ADDENDUM, Amendment to Exhibit C



                                                INITIAL
                                                /s/ M.L.
                                                /s/ J.P.

                                   EXHIBIT D
                               EXISTING INSURANCE
                                    SUMMARY

COMMON           [ ] TRUCK INSURANCE    [X] MID-CENTURY INSURANCE    [ ] FARMERS INSURANCE
POLICY                   EXCHANGE                   COMPANY                  EXCHANGE
DECLARATIONS

                 ---------------------------------------------------------------
                 MEMBERS of FARMERS INSURANCE GROUP OF COMPANIES
                 HOME OFFICE: 4680 WILSHIRE BLVD., LOS ANGELES, CALIFORNIA 90010


1.  Named      BURLINGTON SHORE INVESTMENT
    Insured                                   ------------------
    Mailing    67 WATERSIDE CIRCLE            Prematic Acc't No.
    Address                                   96-24-35A            60152-24-28
               REDWOOD CITY       CA 94065    ------------------   -------------
                                              Agent                Policy Number

                                                                     Type of
The named insured is an individual    [X] Partnership   [ ] Corp.    Business LESSORS RISK
unless otherwise stated:                  [ ] Joint Venture   [ ] Organization (Other than Partnership
                                                                                  or Joint Venture)

2.  Policy period from 04/23/96 (not prior to time applied for) to 04/23/97   12:01 a.m. Standard Time.

If this policy replaces other coverages that end at noon standard time on the same day this policy begins, this policy will not take effect until the other coverage ends. This policy will continue for successive policy periods as follows: If we elect to continue this insurance, we will renew this policy if you pay the required renewal premium for each successive policy period subject to our premiums, rules and forms then in effect.

THIS POLICY CONSISTS OF THE FOLLOWING COVERAGE PARTS FOR WHICH A PREMIUM IS INDICATED. THIS PREMIUM MAY BE SUBJECT TO ADJUSTMENT.

                                               Premium After Applicable Discount
                                               and Modification

Commercial Property Coverage Part                       $3,419.00
--------------------------------------------------------------------------------
Commercial General Liability Coverage Part              $2,167.00
--------------------------------------------------------------------------------
Commercial Auto Coverage Part                           $
--------------------------------------------------------------------------------
Commercial Crime Coverage Part                          $
--------------------------------------------------------------------------------
Commercial Inland Marine Coverage Part                  $
--------------------------------------------------------------------------------
Commercial Boiler and Machinery Coverage Part           $
--------------------------------------------------------------------------------
Professional Liability Coverage Part                    $
--------------------------------------------------------------------------------
Other                                                   $
-------------------------------------------------------------------------------
                                                TOTAL   $  SEE INVOICE
                                                -------------------------------

Forms applicable to all Coverage parts
  IL00171185             565166-ED1
  IL00030689


COUNTERSIGNED          MAY 30 1996               BY [SIG.]
              ------------------------------     ------------------------------
                         (Date)                    (Authorized Representative)


                                                  [FARMERS INSURANCE GROUP LOGO]

DECLARATIONS           [ ] TRUCK INSURANCE    [X] MID-CENTURY INSURANCE    [ ] FARMERS INSURANCE
COMMERCIAL                    EXCHANGE                   COMPANY                  EXCHANGE
GENERAL
LIABILITY

                 ---------------------------------------------------------------
                 MEMBERS OF FARMERS INSURANCE GROUP OF COMPANIES
                 HOME OFFICE: 4680 WILSHIRE BLVD., LOS ANGELES, CALIFORNIA 90010


[ ] POLICY
[X] COVERAGE PART

1.  Named      BURLINGTON SHORE INVESTMENT
    Insured                                   ------------------
    Mailing    67 WATERSIDE CIRCLE            Prematic Acc't No.
    Address                                   96-24-35A            60152-24-28
               REDWOOD CITY       CA 94065    ------------------   -------------
                                              Agent                Policy Number

                                                                     Type of
The named insured is an individual    [X] Partnership   [ ] Corp.    Business LESSORS RISK
unless otherwise stated:                  [ ] Joint Venture   [ ] Organization (Other than Partnership
                                                                                  or Joint Venture)

2.  Policy period from 04/23/96   (not prior to time applied for) to 04/23/97   12:01 a.m. Standard Time

This policy replaces other coverages that end at noon standard time on the same day this policy begins, this policy will not take effect until the other coverage ends. This policy will continue for successive policy periods as follows: If we elect to continue this insurance, we will renew this policy if you pay the required renewal premium for each successive policy period subject to our premiums, rules and forms then in effect.
-------------------------------------------------------------------------------
LIMITS OF INSURANCE

General Aggregate Limit (Other Than Products-Completed Operations)   $2,000,000
Products Completed Operations Aggregate Limit                        $
Personal & Advertising Injury Limit                                  $1,000,000
Each Occurrence Limit                                                $1,000,000
Fire Damage Limit                                                    $   50,000   ANY ONE FIRE
Medical Expense Limit                                                $    5,000   ANY ONE PERSON
_______________________________________________________________      $

--------------------------------------------------------------------------------
RETROACTIVE DATE (Applies only when Claims - Made form CG 00 02 is attached.) Coverage A of the insurance does not apply to "bodily injury" or "property damage" which occurs before the Retroactive Date, if any.
Retroactive Date:         (enter Date or "none" if no Retroactive Date applies)
--------------------------------------------------------------------------------
LOCATION OF ALL PREMISES YOU OWN, RENT OR OCCUPY: (Same as mailing address unless otherwise shown)
700 AIRPORT BLVD
BURLINGAME         CA 94010
--------------------------------------------------------------------------------

(A) Area        (C) Total Cost       (M) Admissions      (P) Payroll      (S) Gross Sales      (U) Units      (T) Other
------------------------------------------------------------------------------------------------------------------------------
                              CLASS     PREMIUM                         'X' IF                       ADVANCE PREM (May
(C)    N    CLASSIFICATION     CODE      BASIS     EXPOSURE             COVERED            RATE      be subject to adjustment)
------------------------------------------------------------------------------------------------------------------------------
[ ] BUILDINGS OR PREMISES -   61211        A        24,500     [X] Premises/Operations    88.435            2,167.00
    BANK OR OFFICE -
[ ] INCLUDES PROD AND/OR                                       [ ] Products/Completed
    COMP QPS                                                       Operations

                                                               [ ] Other
------------------------------------------------------------------------------------------------------------------------------
                                                               [ ] Premises/Operations

                                                               [ ] Products/Completed
                                                                   Operations

                                                               [ ] Other
------------------------------------------------------------------------------------------------------------------------------
INCLUDES EXPERIENCE MODIFICATION AND/OR PACKAGE CREDIT IF APPLICABLE. MINIMUM PREMIUM APPLIES
------------------------------------------------------------------------------------------------------------------------------

ENDORSEMENTS ATTACHED TO THIS POLICY: CG21441185 IL00211185 CG24021185 E0207-ED1 CG21460187 CG21470989 E6036-ED1 CG00011188 IL02700294

Countersigned         MAY 30, 1996              By      [SIG]
              ------------------------------       -----------------------------
                          (Date)                       (Authorized Signature)


                                                 [FARMERS INSURANCE GROUP LOGO]

COMMON           [ ] TRUCK INSURANCE    [X] MID-CENTURY INSURANCE    [ ] FARMERS INSURANCE
PROPERTY                EXCHANGE                   COMPANY                  EXCHANGE
DECLARATIONS

                    ---------------------------------------------------------------
[ ] POLICY          MEMBERS of FARMERS INSURANCE GROUP OF COMPANIES
[X] COVERAGE PART   HOME OFFICE: 4680 WILSHIRE BLVD., LOS ANGELES, CALIFORNIA 90010


1.  Named      BURLINGTON SHORE INVESTMENT
    Insured                                   ------------------
    Mailing    67 WATERSIDE CIRCLE            Prematic Acc't No.
    Address                                   96-24-35A            60152-24-28
               REDWOOD CITY       CA 94065    ------------------   -------------
                                              Agent                Policy Number

                                                        Type of
The named insured is     [X] Partnership   [ ] Corp.    Business  LESSORS RISK
an individual less           [ ] Joint Venture  [ ] Organization (Other than Partnership
otherwise stated:                                                 or Joint Venture)

2.  Policy period from 04/23/96  (not prior to time applied for) to 04/23/97  12:01 a.m. Standard Time

If this policy replaces other coverages that end at noon standard time on the same day this policy begins, this policy will not take effect until the other coverage ends. This policy will continue for successive policy periods as follows: If we elect to continue this insurance, we will renew this policy if you pay the required renewal premium for each successive policy period subject to our premiums, rules and forms then in effect.

-------------------------------------------------------------------------------------------------------
DESCRIPTION OF PREMISES
-------------------------------------------------------------------------------------------------------
LOC.# BLDG.# ADDRESS                            CONSTRUCTION
001   001    770 AIRPORT BLVD                   FRAME
             BURLINGAME CA 94010
-------------------------------------------------------------------------------------------------------
COVERAGE PROVIDED                               LIMIT OF        COVERED CAUSE OF LOSS(X)        COIN-
LOC# BLDG# COVERAGE                             INSURANCE       BASIC BROAD SPECIAL             SURANCE
001  001   BUILDING                             $1,249,500                      X                 90%
001  001   BUSINESS INCOME W/O EXTRA EXP           $96,000                      X                100%

                          *IF EXTRA EXPENSE COVERAGE, LIMITS ON LOSS PAYMENT
-------------------------------------------------------------------------------------------------------
OPTIONAL COVERAGES. Applicable only when entries are made in the schedule below.
-------------------------------------------------------------------------------------------------------
                                                                REPLACEMENT COST(X)
                                                                PERSONAL INCLUDING
LOC# BLDG# AGREED VALUE(X)                              BUILDING        PROPERTY        "STOCK"
001  001                                                  X

INFLATION GUARD (Percentage)            *MONTHLY LIMIT OF       *MAXIMUM PERIOD      *EXTENDED PERIOD
  BUILDING      PERSONAL PROPERTY       INDEMNITY (FRACTION)    OF INDEMNITY(X)      OF INDEMNITY (DAYS)
    4%

                                   *Applies to Business Income only
-------------------------------------------------------------------------------------------------------
MORTGAGE HOLDERS
-       CHINA TRUST BANK OF CALIFORNIA          -
-                                               -
-       22939 HAWTHORNE BLVD                    -
-                                               -
-       TORRANCE        CA 90505                -
Ln# 122100590                                   Ln#
-------------------------------------------------------------------------------------------------------
DEDUCTIBLE: $   500     Exceptions:
-------------------------------------------------------------------------------------------------------
EARTHQUAKE DEDUCTIBLE:
-------------------------------------------------------------------------------------------------------
FORMS APPLICABLE CP00900788 CP02991185 IL02700294 E6036-ED1 CP00101091 CP10301091 CP00321091

COUNTERSIGNED              MAY 30, 1996                 BY  /s/ [SIG]
              -----------------------------------------    --------------------------------------------
                               (Date)                               (Authorized Representative)

The endorsement shown below applies only if (so) indicated in the Declarations on the reverse side. Further, it applies only to buildings insured under the Buildings Coverage Form, if any, in your policy. It replaces the Mortgage Holders Conditions.

                                                            Form 438BFU NS
                                                            (Rev. May 1, 1942)X
                       LENDER'S LOSS PAYABLE ENDORSEMENT

1. Loss or damage, if any, under this policy, shall be paid to the Payee named in the Declarations of this Policy, its successors and assigns, hereinafter referred to as "the Lender", in whatever form or capacity its interest may appear and whether said interest be vested in said Lender in its individual or in its disclosed or undisclosed fiduciary or representative capacity, or otherwise, or vested in a nominee or trustee of said Lender.

2. The insurance under this policy, or any rider or endorsement attached thereto, as to the interest only of the Lender, its successors and assigns, shall not be invalidated or suspended: (a) by any error, or omission, or change respecting ownership, description, possession or location of the subject of the insurance or the interest therein, or the title thereto; (b) by the commencement of foreclosure proceedings or the giving of notice of any property covered by this policy by virtue of any mortgage or trust deed; (c) by any breach of warranty, act, omission, neglect, or non-compliance with any of the provisions of this policy, including any and all riders now or hereafter attached thereto, by the named insured, the borrower, mortgagor, trustor, vendee, owner, tenant, warehouseman, custodian, occupant, or by the agents of either or any of them or by the happening of any event permitted by them or either of them, or their agents, or which they failed to prevent, whether occurring before or after the attachment of this endorsement, or whether before or after a loss, which under the provisions of this policy of insurance or of any rider or endorsement attached thereto would invalidate or suspend the insurance as to the named insured, excluding herefrom, however, any acts or omissions of the Lender while exercising active control and management of the property.

3. In the event of failure of the insured to pay any premium or additional premium which shall be or become due under the terms of this policy or on account of any change in occupancy or increase in hazard not permitted by this policy, this Company agrees to give written notice to the Lender of such nonpayment of premium after sixty (60) days from and within one hundred and twenty (120) days after due date of such premium and it is a condition of the continuance of the rights of the Lender hereunder that the Lender when so notified in writing by this Company of the failure of the insured to pay such premium shall pay or caused to be paid the premium due within ten (10) days following receipt of the Company's demand in writing therefor. If the Lender shall decline to pay said premium or additional premium, the rights of the Lender under this Lender's Loss Payable Endorsement shall not be terminated before ten (10) days after receipt of said written notice by the Lender.

4. Whenever this Company shall pay to the Lender any sum for loss or damage under this policy and shall claim that as to the Insured no liability therefore exists, this Company, at its option may pay to the Lender the whole principal sum and interest and other indebtedness due or to become due from the insured, whether secured or unsecured (with refund of all interest not accrued), and this Company, to the extent of such payment, shall thereupon receive a full assignment and transfer, without recourse, of the debt and all rights and securities held as collateral thereto.

5. If there be any other insurance upon the within described property, this Company shall be liable under this policy as to the Lender for the proportion of such loss or damage that the sum hereby insured bears to the entire insurance of similar character on said property under policies held by, payable to and expressly consented to by the Lender. Any Contribution Clause included in any Fallen Building Clause Waiver or any Extended Coverage Endorsement attached to this contract of insurance is hereby nullified, and also any Contribution Clause in any other endorsement or rider attached to this contract of insurance hereby nullified except Contribution Clauses for the compliance with which the insured has received reduction in the rate charged or has received extension of the coverage to include hazards other than fire and compliance with such Contribution Clause is made part of the consideration for insuring such other hazards. The Lender upon the payment to it of the full amount of its claim, will subrogate this Company (pro rata with all other insurers contributing to said payment) to all of the Lender's right of Contribution under said other insurance.

6. This Company reserves the right to cancel this policy at any time, as provided by its terms, but in such case this policy shall continue in force for the benefit of the Lender for ten (10) days after written notice of such cancellation is received by the Lender and shall then cease.

7. This policy shall remain in full force and effect as to the interest of the Lender for a period of ten (10) days after its expiration unless an acceptable policy in renewal thereof with loss thereunder payable to the Lender in accordance with the terms of this Lender's Loss Payable Endorsement, shall have been issued by some insurance company and accepted by the Lender.

8. Should legal title to and beneficial ownership of any of the property covered under this policy become vested in the Lender or its agents, insurance under this policy shall continue for the term thereof for the benefit of the Lender but, in such event, any privileges granted by this Lender's Loss Payable Endorsement which are not also granted the insured under the terms and conditions of this policy and/or under other riders or endorsement attached thereto shall not apply to the insurance hereunder as respects such property.

9. All notices herein provided to be given by the Company to the Lender in connection with this policy and this Lender's Loss Payable Endorsement shall be mailed to or delivered to the Lender at its office or branch described in the Declarations of this policy. Approved:

                   Board of Fire Underwriters of the Pacific,
                        California Banker's Association,
                           - Committee on Insurance -

POLICY NUMBER 60152-24-28                       COMMERCIAL GENERAL LIABILITY

         THIS ENDORSEMENT CHANGES THE POLICY. PLEASE READ IT CAREFULLY.

                      LIMITATION OF COVERAGE TO DESIGNATED
                              PREMISES OR PROJECT

This endorsement modifies insurance provided under the following:

COMMERCIAL GENERAL LIABILITY COVERAGE PART.
                                    SCHEDULE

PREMISES:       770 AIRPORT BLVD
                BURLINGAME CA 94010

PROJECT:



(If no entry appears above, information required to complete this endorsement will be shown in the Declarations as applicable to this endorsement.)

This insurance applies only to "bodily injury," "property damage," "personal injury," "advertising injury" and medical expenses arising out of:

        1. The ownership, maintenance or use of the premises shown in the Schedule and operations necessary or incidental to those premises; or

        2.  The project shown in the Schedule.



CG 21 44 11 85        Copyright, Insurance Services Office, Inc., 1984

                            ADDENDUM TO OFFICE LEASE

                                 BY AND BETWEEN

                         BURLINGAME SHORE INVESTMENTS,
                 A CALIFORNIA GENERAL PARTNERSHIP, AS LANDLORD

                                      AND

                           THE GYMBOREE CORPORATION,
                       A DELAWARE CORPORATION, AS TENANT

THIS LEASE ADDENDUM is entered into this 11th day of October, 1996, and modifies and amends the Office Lease between BURLINGAME SHORE INVESTMENTS, a California General Partnership, as Landlord and THE GYMBOREE CORPORATION, a Delaware Corporation, as Tenant. In the event of any inconsistency between the Lease and this Addendum, this Addendum shall prevail.

1.      PREMISES/TERM/USE

Early Occupancy Date. Tenant shall be permitted to take early occupancy of the Premises on October 1, 1996, except for that portion of the Premises (approximately 500 square feet) currently occupied by an existing tenant on a month to month lease. Upon the expiration of Tenant's Due Diligence (as defined in Paragraph 6 below), or such time within the Due Diligence period that Tenant notifies Landlord in writing of Tenant's unconditional acceptance of the premises and waiver of its right to terminate this Lease under said Paragraph 6, Landlord shall deliver to the existing month to month tenant a written thirty (30) day notice to terminate said tenancy; and thereafter, Tenant shall be permitted to take occupancy of that portion of the Premises immediately upon vacation by the existing tenant. Tenant's early occupancy shall be on all the terms and conditions of this Lease, except that Tenant shall not be required to pay rent or any Triple Net Expenses (as defined below) until December 1, 1996. Tenant shall not be required to pay rent on the 500 square foot portion of the Premises unless and until Tenant has legal possession thereof.

3.      TRIPLE NET CHARGES.

Building Landscaping Costs: Tenant shall contract for and pay for all Landscaping Costs which shall specifically include the following: Landscape maintenance, repair, and gardening services; all to Landlord's reasonable satisfaction to a standard consistent with the appearance of landscaping in existence at the Commencement Date (currently estimated at a cost of $4,500.00 per year).

Payment of Triple Net Charges: Upon the lease term Commencement Date, and commencing at the same time as any rental commences under this Lease, Tenant shall pay said estimated Triple Net Expenses on a monthly basis concurrently with the payment of rent. Tenant shall continue to make


Lease2: with CoTerminating Option      1
said monthly payments until notified by Landlord of a change thereof. By March 1 of each year Landlord shall be required to give Tenant a statement showing the actual Triple Net Expenses incurred for the prior calendar year, prorated from the lease term Commencement Date. In the event the total of the monthly payments which Tenant has made for the prior calendar year is less than the actual Triple Net Expenses, then Tenant shall pay the difference in a lump sum within ten days after receipt of such statement from Landlord. Thereafter, the monthly payment of Triple Net Expenses shall be calculated and adjusted based on the prior year's experience. Any overpayment by Tenant shall be credited towards the Triple Net Expenses next coming due.

6.      CONDITION OF THE PREMISES.

Condition of Premises on Delivery. The Premises are rented "as is," except for Landlord's obligation with respect to exterior asbestos, as set forth below. Tenant hereby agrees to accept possession of the premises in its existing condition, and, at Tenant's expense, to make all repairs, improvements, and installations that Tenant may deem necessary for the proper conduct of Tenant's business. Tenant shall notify Landlord in advance of any such work, and shall provide at Landlord's request copies of any plans or specifications therefor.

Exterior Asbestos: In the event that Landlord replaces the roof on the Building during the Term or Option period, Landlord shall at that time remove or repair, as required by law, the asbestos located in the exterior areas of the Building (specifically, the parapet sheeting and gray penetration tar).

Inspection Reports and Results of Due Diligence. [Add] Tenant shall promptly deliver to Landlord a copy of any inspection reports or results of any due diligence inspections, examinations or studies which relate to or reflect upon the condition of the Premises or the Building which are received by Tenant at any time prior to or during the Term of the Lease.

8.      MAINTENANCE AND REPAIRS.

Tenant's Obligations. Tenant will, at Tenant's own cost and expense, repair or replace any damage done to the Premises or any part thereof, caused by Tenant or Tenant's agents, employees, invitees or visitors, subject to the provisions of Paragraph 12. Subject to Landlord's Obligations below, any cosmetic or aesthetic modifications, maintenance or repair of the exterior portions of the Premises or the Building (limited to painting, landscaping, and maintenance) shall be Tenant's sole responsibility. Tenant shall be solely responsible for parking lot striping and maintenance and may at Tenant's expense (but shall not be required to) resurface the parking lot in conjunction with such maintenance; provided, however, that in no event shall Landlord be obligated to repave or resurface said parking lot during the Lease Term or Option periods, whether by virtue of Tenant's restriping of the parking lot or otherwise. Tenant shall take reasonable care of the Building and the Premises, including the parking lot and surrounding exterior areas of the Premises, and the fixtures and improvements therein and shall not commit waste thereon or therein.

Tenant's Required Repairs. If Tenant should be in default in the performance of any of its


Lease2: with CoTerminating Option      2
obligations under the terms of this Section 8, which default continues for a period of more than thirty (30) days and continues beyond the time reasonably necessary to cure, Landlord may at its option upon written notice, incur any expense necessary to perform the obligations of Tenant specified in such notice and bill Tenant for the costs thereof. Tenant shall reimburse Landlord for the costs so billed within fifteen (15) days after receipt of the billing. Nothing herein shall be deemed a waiver by Landlord of any remedy available to Landlord at law, in equity or in this Lease.

16. HOLDOVER. [Add] In the event of such a holdover, the monthly Rent payable by Tenant shall be increased to one hundred fifty (150%) percent of the Rent payable by Tenant at the expiration of the Term. Said monthly Rent shall be payable in advance on or before the first day of each month. If either party desires to terminate such month to month tenancy, it shall give the other party not less than thirty (30) days advance written notice of the date of termination.

21.     HAZARDOUS MATERIALS.

Landlord's Representations and Indemnity as to Hazardous Materials. Tenant acknowledges that it has been advised that asbestos has been located in the Building and in the Premises. Landlord shall have no responsibility for removal or abatement of such asbestos located in the interior portions of the Premises. Landlord represents and warrants that, to the best of Landlord's knowledge and other than the asbestos described herein, no Hazardous Materials are present on or affect the Premises or the Building, and (other than as pertains to the asbestos described herein) Landlord agrees to indemnify and hold Tenant harmless for costs of any monitoring, testing, removal, cleanup or compliance with the laws of any federal, state or local government having jurisdiction over Hazardous Materials present on or affecting the Premises or the Building. Upon execution of this Lease, Landlord shall deliver to Tenant a copy of any reports or estimates in Landlord's possession concerning said asbestos, consisting of (1) asbestos survey dated May, 1995, and (2) Phase I Environmental Assessment Report dated October 3, 1995.

6. SECURITY DEPOSIT. Tenant agrees to deposit with Landlord a Security Deposit equal to one month's Rent upon execution of this Lease, as security for Tenant's faithful performance of its obligations under this Lease. Landlord and Tenant agree that the Security Deposit may be commingled with funds of Landlord and Landlord shall have no obligation or liability for payment of interest on such deposit. Tenant shall not mortgage, assign, transfer or encumber the Security Deposit without the prior written consent of Landlord and any attempt by Tenant to do so shall be void, without force or effect and shall not be binding upon Landlord.

If Tenant fails to pay any rent or other amount when due and payable under this Lease, or fails to perform any of the terms hereof, Landlord may appropriate and apply or use all or any portion of the Security Deposit for Rent payments or any other amount then due and unpaid, for payment of any amount for which Landlord has become obligated as a result of Tenant's default or breach, and for any loss or damage sustained by Landlord as a result of Tenant's default or breach, and Landlord may so apply or use this deposit without prejudice to any other remedy Landlord may have by reason of Tenant's default or breach. If Landlord so uses any of the Security Deposit, Tenant shall, within


Lease2: with CoTerminating Option      3
ten (10) days after written demand therefor, restore the Security Deposit to the full amount originally deposited; Tenant's failure to do so shall constitute an act of default hereunder and Landlord shall have the right to exercise any remedy provided for herein. Within fifteen (15) days after the Term (or any extension thereof) has expired or Tenant has vacated the Premises, whichever shall last occur, and provided Tenant is not then in default on any of its obligations hereunder, Landlord shall return the Security Deposit to Tenant, or, if Tenant has assigned its interest under this Lease, to the last assignee of Tenant. If Landlord sells its interest in the Premises, Landlord may deliver this deposit to the purchaser of Landlord's interest and thereupon be relieved of any further liability or obligation with respect to the Security Deposit.

AMENDMENT TO EXHIBIT C: TENANT IMPROVEMENTS

Upon completion of Tenant Improvements, Tenant shall provide Landlord with copies of invoices pertaining to the cost of the Tenant Improvements.

Landlord:

BURLINGAME SHORE INVESTMENTS
a California General Partnership


By /s/ MARTIN LIN
   ------------------------------
       Martin Lin
Its Managing General Partner


Tenant:

THE GYMBOREE CORPORATION,
a Delaware corporation


By /s/ JOSEPH T. PRUSKO
   -----------------------------
Its Vice President
   -----------------------------



Lease2: with CoTerminating Option    4